Note 15 - Receivables non-current - Components of Receivables Non Current (Details) - USD ($) $ in Thousands		Dec. 31, 2023	Dec. 31, 2022
Note 15 - Receivables non-current
Employee advances and loans		$ 7,395	$ 11,908
Tax credits	[1]	53,483	27,333
Receivables from related parties		69,820	67,921
Legal deposits		9,355	9,394
Advances to suppliers and other advances		27,043	28,779
Receivable Venezuelan subsidiaries			48,659
Others		18,863	17,726
Trade and other non-current receivables before the allowance for doubtful accounts		$ 185,959	$ 211,720

[1]	As of December 31, 2023, included approximately $40.6 million related to ICMS (Tax on Sales and Services) from Brazilian subsidiaries. As of December 31, 2022, included approximately $8 million related to PIS and COFINS (Federal Social Contributions on Gross Revenues) tax recovery from Brazilian subsidiaries.